SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 20, 2001




              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                     333-61840                13-3320910
          --------                     ---------                ----------
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NUMBER)

  11 Madison Avenue, New York, New York                             10010
  -------------------------------------                             -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


Registrant's telephone number, including area code: (212) 325-2000
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Item 5.  Other Events
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         In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

         The consolidated financial statements of Financial Security Assurance Inc. ("FSA") and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2000 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheets, statements of operations and comprehensive income, and statements of cash flows of FSA and subsidiaries for the nine months ended September 30, 2001 and 2000, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended September 30, 2001, are hereby incorporated by reference in
(i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement related to CSFB Mortgage Pass-Through Certificates, Series 2001-S31, is attached hereto as Exhibit 23.1.

         All financial statements of Financial Security Assurance Holdings Ltd pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this prospectus supplement and prior to the termination of the offering of the certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be part hereof from the respective dates of filing such documents.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:



                     Item 601 (a) of
                     Regulation S-K
  Exhibit No.        Exhibit No.            Description
  -----------        ---------------        -----------
       1                  23                Consent of Independent Accountants

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 CREDIT SUISSE FIRST BOSTON
                                                 MORTGAGE SECURITIES CORP.


                                                 By: /s/ Helaine Hebble
                                                     -------------------------
                                                 Name: /s/ Helaine Hebble
                                                 Title: Senior Vice President

Dated: December 20, 2001

                                                 INDEX TO EXHIBITS


       Exhibit No.                               Description                                      Page
       -----------                               -----------                                      ----
            1                       Consent of PricewaterhouseCoopers LLP                           5